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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Docucorp International, Inc. (the "Company") on Form 10-Q for the three and six months ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John H. Gray, Senior Vice President, Finance and Administration of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



/s/ John H. Gray
----------------------------------

John H. Gray
Senior Vice President, Finance and
Administration
(Principal Financial Officer)
March 17, 2003